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                                                                  EXECUTION COPY

                                                                   EXHIBIT 10.47

                     FIRST AMENDMENT TO AGREEMENT OF LEASE

                                    between

                   PURCHASE CORPORATE PARK ASSOCIATES, L.P.

                                      and

                               INTERLIANT, INC.

          This FIRST AMENDMENT TO AGREEMENT TO LEASE (this "Amendment") is made
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as of the 31/st/ day of May, 2000 between PURCHASE CORPORATE PARK ASSOCIATES,
L.P., a New York limited partnership having an office at Two Manhattanville Road, Purchase, New York 10577 ("Landlord") and INTERLIANT, INC., a Delaware
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corporation, having an office at Two Manhattanville Road, Purchase, New York
10577("Tenant").
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                             W I T N E S S E T H:
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          WHEREAS, Landlord and Tenant entered into that certain Agreement of
Lease (the "Original Lease"), dated as of June 16, 1999, demising a portion of
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the first (1st) floor designated on Exhibit A annexed hereto (the "demised
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premises") situated at Two Manhattanville Road, Purchase, New York; and
--------

          WHEREAS, Landlord and Tenant wish to amend the Original Lease to reflect, among other things, the extension of the lease term, upon the terms and conditions set forth herein (the Original Lease, as amended hereby, is the "Lease");
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          NOW THEREFORE, Landlord and Tenant, for themselves, their heirs, distributees, executors, administrators, legal representatives, trustees, successors and assigns, hereby covenant and agree that the Lease be and hereby is amended in the following respects:

          1. The term of the Lease with respect to the demised premises shall be extended from June 30, 2004 (the "Expiration Date") to July 31, 2005 (the
                                     ---------------
"New Expiration Date"; such period the "Extended Term").  The Commencement Date
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remains unchanged.

          2.  During the Extended Term, the Fixed Annual Rent payable under
Section 1.2 of the Lease shall be One Hundred Thirty-Two Thousand Seven Hundred Thirty-Three 00/100 Dollars ($132,733.00).
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          3.  Section 42.1 is hereby deleted in its entirety and replaced with the following:



          "Tenant shall have the right to extend the term of this Lease for one
          (1) additional term of five (5) years (the "Extension Term")."
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          4. Article 43 of the Lease is hereby deleted in its entirety.

          5. All other terms, covenants, conditions and provisions of the Lease, except as herein expressly amended or modified, shall remain in full force and effect and are hereby confirmed and ratified by the parties hereto.


          IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.


                                PURCHASE CORPORATE PARK ASSOCIATES, L.P.
                                By: PCPA, LLC, its General Partner


                                By:    /s/ Warren L. Schwerin
                                       ----------------------
                                       Warren L. Schwerin, a Co-
                                       Managing Member


                                INTERLIANT, INC.


                                By:    /s/ Francis J. Alfano
                                       ---------------------
                                Name:  Francis J. Alfano
                                Title: SR. VP

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